2004 Business Plan

Earnings Forecast Conference Call

December 19, 2003

Safe Harbor

Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the competitive pricing environment applicable to the Company's businesses, customer retention levels, changes in customers' business environments, changes in market conditions affecting the sale of used vehicles, adverse changes in debt ratings, changes in accounting assumptions, greater than expected expenses associated with the Company's activities and changes in general economic conditions. The risks included here are not exhaustive. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents

- **Fourth Quarter 2003 Update**
- Building Upon Successes
- 2004 Business Plan Themes & Key Drivers
- 2004 Business Plan
- Summary
- Q & A

Fourth Quarter 2003 Update

- **Previously announced EPS forecast was $0.53 - $0.57 for 4Q03 and $2.04 - $2.08 for FY03**
  - We continue to expect earnings to be within this range
- **Full year 2003 EPS is presented at $2.06 as the midpoint within the range** [1]

[1] Excludes cumulative effect of changes in accounting principles charge of $0.06. Includes restructuring and other recoveries, net of $0.01.

Contents

Ryder

Building on Successes and Creating Opportunities

2004 & Beyond

Accelerating Profitable Growth
- Operating costs reduction target $13-$18M

Demonstrate earnings leverage through profitable growth

2003

Positioning for Long-Term, Sustainable Profitable Growth
- Operating costs reduction target $44-$49M

Deliver a Cost Competitive Solution Set Which Creates Value for our Stakeholders

2002

Cost Management & Continuous Improvement
- Operating costs reduced $54M

Institutionalize an On-going Cost Management and Process Improvement Culture

2001

Bringing Transformation to the Bottom Line
- Operating costs reduced $113M

Cost and Business Process Improvement Initiatives Delivered Forecasted Earnings in Depressed Economy

2000

A Year of Transformation

Change Signals:
Inadequate returns; complex business model; internal focus

Immediate Action Required:
Tightened controls; centralized processes; focused on profitability; removed internal barriers

FUTURE GROWTH

Building the Foundation

Market Overview

The transportation and logistics markets present significant growth opportunities. Current estimated market sizes are as follows:

Market Segment	Market Size
U.S. lease and rental outsourced market	$25 billion
U.S. dedicated contract carriage market	$8 billion
U.S. private fleet market	$56 billion
Global supply chain logistics market	$140 billion

Sources: Truck Rental and Leasing Association, R.L. Polk, Monitor Group

Contents

Plan Themes

Accelerating profitable growth by leveraging strengths and expanding capabilities

- **Focus on profitable revenue growth to realize earnings leverage**
- **Progressively overcome the impact of a prolonged soft economy on contractual revenue base**
- **Continued emphasis on prudent capital allocation**
- **Measured use of strong balance sheet to enable growth**
- **Sustained focus on cost management and operational process improvements**
- **FMS: Increased focus on new sales and profitable business retention; leverage asset management processes; drive maintenance efficiencies**
- **SCS: Accelerate global new sales growth to offset revenue declines due to slow economy and contract non-renewals; continue focus on overhead cost management to mitigate revenue pressure; leverage Transportation Management capability**
- **DCC: Integrate with SCS to improve alignment and increase growth; increase backhaul utilization through Transportation Management service offerings**

Key Drivers

- **We anticipate improving economic conditions during 2004**
- **Fleet Management Solutions**
  - Continuing improvement in rental demand with increasing margins due to asset management initiatives
  - Anticipate sales to be at strongest level in past 3 years
  - Expect ramp up of lease revenue starting mid-year
  - Decreasing term extensions and vehicle redeployments
  - Used vehicle market continues moderate improvement
  - Continued execution of cost containment and process improvement initiatives supports operating performance

Key Drivers

- **Supply Chain Solutions**
  - Conversion of strong SCS sales pipeline is key to offset the impact of contract non-renewals and lack of 2003 sales growth
  - Economic recovery is sustainable and motivates significant new deal closures in first half of 2004 as well as positively impacts revenue from existing customer base
  - Strong level of customer retention through world-class operational excellence
  - Continued focus on overhead reductions and cost containment
- **Earnings growth stems from the cumulative effect of process improvements and cost management activities taken over the past several years coupled with some revenue improvement**

Contents

Key Financial Statistics

($ Millions, Except Per Share Amounts)

	2004 Plan	2003 Projection Midpoint	% B / (W)
Revenue	$ 4,870	$ 4,765	2%
Earnings:			
Earnings Before Income Taxes	$ 238 - 249	$ 205	16 - 21%
Provision for Income Taxes	86 - 90	74	16 - 22%
Before Cumulative Effect of Accounting Changes	152 - 159	131	16 - 21%
Cumulative Effect of Changes in Accounting Principles	-	(4)	NM
Net Earnings	$ 152 - 159	$ 127	20 - 25%
EPS:			
Before Cumulative Effect of Accounting Changes	$ 2.35 - 2.45	$ 2.06	14 - 19%
Cumulative Effect of Changes in Accounting Principles	-	(0.06)	NM
Total EPS	$ 2.35 - 2.45	$ 2.00	18 - 23%
Memo: Restructuring Recoveries, Net	$ -	$ 1	NM
EPS Impact of Restructuring Recoveries, Net	$ -	$ 0.01	NM
Average Shares (millions) - Diluted	64.6	63.8	
Tax Rate	36.2%	36.2%	

Note: EPS amounts may not calculate due to rounding. Financials exclude the impact of acquisitions.
2003 Projection presented as midpoint of the EPS range of $2.04-$2.08.

2004 Causes of Change

($ Earnings Per Share)


$ 2.06 *
(0.02)
(0.01)
(0.03)
0.06
0.16 - 0.21
0.13 - 0.18
$2.35 - $2.45
2003
Increase in Shares
Recovery / Restructuring
Other
Pension Expense
Revenue Improvement
Initiative Impact
2004 Plan

*Excludes cumulative effect of changes in accounting principles charge of $0.06. Includes restructuring and other recoveries, net of $0.01.

Ryder

Business Segment

Full Year *($ Millions)*

	2004 Plan Midpoint	2003 Proj. Midpoint	% B/(W)
Revenue:			
Fleet Management Solutions	$ 3,320	$ 3,225	3%
Supply Chain Solutions	1,335	1,335	0%
Dedicated Contract Carriage	515	505	2%
Eliminations	(300)	(300)	0%
Total Revenue	$ 4,870	$ 4,765	2%
Segment Net Before Tax Earnings:			
Fleet Management Solutions	$ 226	$ 195	16%
Supply Chain Solutions	39	35	11%
Dedicated Contract Carriage	35	31	13%
Eliminations	(33)	(33)	0%
	267	228	17%
Central Support Services (Unallocated Share)	(24)	(24)	0%
Earnings Before Restructuring and Income Taxes	244	204	20%
Restructuring and Other Recoveries, Net [1]	-	1	NM
Earnings Before Income Taxes	244	205	19%
Provision for Income Taxes	88	74	(19)%
Earnings Before Cumulative Effect of Accounting Changes	155	131	18%
Cumulative Effect of Changes in Accounting Principles	-	(4)	NM
Net Earnings [2]	$ 155	$ 127	22%

(1) Allocation of Recoveries, Net across business segments in 2003 is as follows: FMS $2; CSS ($1)

(2) 2004 Plan is $152M to $159M. $155M is presented as the midpoint within the range. 2003 Projected is $130M to $133M. $131M is presented as the midpoint within the range.

Note: Totals may not foot due to rounding differences. Financials exclude the impact of acquisitions.

Ryder

EPS Forecast

($ Earnings Per Share)

	First Quarter	Full Year
2004 Plan EPS	0.34 - 0.37	2.35 - 2.45
2003 Actual/Projected EPS	0.33 (1)	2.04 - 2.08 (2)

(1) Excludes cumulative effect of change in accounting principle charge of $0.02.

(2) Excludes cumulative effect of changes in accounting principles charge of $0.06. Includes restructuring and other recoveries, net of $0.01.

Capital Expenditures

($ Millions)

Full Year

	2004 Plan	2003 Proj.	2004 % O/(U) 2003
Full Service Lease	$ 839	$ 476	76 %
Commercial Rental	245	205	20 %
Property, Plant & Equipment	90	54	67 %
Other	-	15	NM
Total	$ 1,174	$ 750	57 %

Full Year 2004



8%
21%
71%
Full Service Lease
Commercial Rental
Property, Plant & Equipment
Other

Ryder

Capital Expenditures

- **Full Service Lease:**
  - Capital for lease vehicles is only committed after contracts are signed with customers
  - 2003 capital is below average annual maintenance level of capital due to slow economy and higher than normal level of term extensions and redeployments
  - 2004 lease capital expenditures include:
    (1) Replacement spending of $684 million
    (2) Growth spending of $155 million
      - Growth capital represents an investment which results in $31 million of incremental 2004 revenue or $62 million of annualized revenue
- **Commercial Rental:**
  - 2004 rental capital expenditures include:
    (1) Replacement spending of $221 million
    (2) Growth spending of $24 million
  - We will continue to monitor the economy to manage the optimal timing of rental fleet purchases and sales during the year

Financial Indicators

Free Cash Flow [1] ($ Millions)


500
-
(500)
(1,000)
Actual 1999
Actual 2000
Actual 2001
Actual 2002
Projected 2003
Plan 2004

Capital Expenditures ($ Millions)


1,800
1,200
600
0
Actual 1999
Actual 2000
Actual 2001
Actual 2002
Proj. 2003
Plan 2004
PPE
Other
Rental
Lease

Debt to Equity Ratio


300%
250%
200%
150%
100%
50%
0%
Actual 1999
Actual 2000
Actual 2001
Actual 2002
Proj. 2003
Plan 2004
Total Obligations to Equity (1)
On-Balance Sheet Debt to Equity

(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures

Ryder

Funding Sources

- Substantial debt capacity exists to support growth
- Ryder continues to have broad access to the debt capital markets

	Recently Utilized
Short Term	
U.S. Commercial Paper	✓
Conduit Commercial Paper	-
International Revolving Credit Facilities	✓
Long Term	
Medium Term Notes - U.S.	✓
Interest Rate Swaps & Caps	✓
Operating Leases	✓
Lease Securitizations (asset-backed)	-
Term Loans – International & U.S.	✓
Capital Leases	✓
Global Revolving Credit Facility (U.K., Canada & P.R.)	✓

Contents

- Fourth Quarter 2003 Update
- Building Upon Successes
- 2004 Business Plan Themes & Key Drivers
- 2004 Business Plan
- **Summary**
- Q & A

Summary

- **Demonstrate earnings leverage in business through profitable revenue growth**
- **Focus on new business development and customer retention to overcome effects of slow 2003 economy and contract non-renewals**
- **Accelerate growth initiatives to capitalize on economic improvements and market opportunities**
- **Leverage and build on strategic process improvements made throughout organization to achieve results**
- **Continue focus on cost structure and asset discipline in all business segments to deliver earnings growth and enhance cost competitiveness**

Ryder's core strength is in its expert ability to solve problems for its customers and provide solutions that make its customers' businesses more efficient.

Q & A

Business Segment Detail

Non-GAAP Financial Measures

Fleet Management Solutions (FMS)

($ Millions)

Full Year

	2004 Plan	2003 Proj.	% B/(W)
Dry Revenue [1]	$ 2,685	$ 2,610	3%
Fuel Revenue	635	615	3%
Total Revenue	$ 3,320	$ 3,225	3%
Segment Net Before Tax Earnings (NBT)	$ 226	$ 195	16%
Segment NBT as % of Dry Revenue [1]	8.4%	7.5%	
Segment NBT as % of Total Revenue	6.8%	6.0%	

(1) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Supply Chain Solutions (SCS)

($ Millions)

Full Year

	2004 Plan	2003 Proj.	% B/(W)
Operating Revenue [1]	$ 960	$ 938	2%
Freight Under Management	375	397	(6) %
Total Revenue	$ 1,335	$ 1,335	0%
Segment Net Before Tax Earnings (NBT)	$ 39	$ 35	11%
Segment NBT as % of Operating Revenue [1]	4.1%	3.7%	
Segment NBT as % of Total Revenue	2.9%	2.6%	

[1] The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC)

($ Millions)

Full Year

	2004 Plan	2003 Proj.	% B/(W)
Operating Revenue [(1)]	$ 510	$ 500	2%
Freight Under Management	5	5	0%
Total Revenue	$ 515	$ 505	2%
Segment Net Before Tax Earnings (NBT)	$ 35	$ 31	13%
Segment NBT as % of Operating Revenue [(1)]	6.9%	6.2%	
Segment NBT as % of Total Revenue	6.8%	6.1%	

[(1)] The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Non-GAAP Financial Measures

- This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.
- Specifically, the following non-GAAP financial measures are included in this presentation:

Non-GAAP Financial Measure	Comparable GAAP Measure	Reconciliation & Additional Information Presented on Slide Titled
Free Cash Flow	Cash Provided by Operating Activities	Appendix - Free Cash Flow Reconciliation
Total Obligations	On-Balance Sheet Debt	Appendix - Debt to Equity Reconciliation
Total Obligations to Equity	Debt to Equity	Appendix - Debt to Equity Reconciliation
FMS Dry Revenue and Segment NBT as % of Dry Revenue	FMS Total Revenue and Segment NBT as % of Total Revenue	Appendix - FMS
SCS Operating Revenue and Segment NBT as % of Operating Revenue	SCS Total Revenue and Segment NBT as % of Total Revenue	Appendix - SCS
DCC Operating Revenue and Segment NBT as % of Operating Revenue	DCC Total Revenue and Segment NBT as % of Total Revenue	Appendix - DCC

Ryder

Non - GAAP Financial Measures

($ Millions)

Free Cash Flow Reconciliation

	1999	2000	2001	2002	2003 Proj.	2004 Plan
Cash Provided by Operating Activities	$ 255.8	$ 1,015.5	$ 308.7	$ 632.8	$ 868.1	$ 899.9
Changes in Balance of Trade Receivables Sold	125.0	(270.0)	235.0	110.0	-	-
Collections of Direct Finance Leases	78.4	67.5	66.2	66.5	60.0	60.0
Proceeds from Sales of Assets	401.9	229.9	175.1	152.7	210.0	222.4
Capital Expenditures	(1,734.2)	(1,288.8)	(656.6)	(600.3)	(750.0)	(1,173.6)
Other Investing, net	(25.0)	3.6	(2.7)	4.2	2.4	-
Free Cash Flow[(1)]	$ (898.1)	$ (242.3)	$ 125.7	$ 365.9	$ 390.5	$ 8.7

[(1)] The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service, acquisitions and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

Non - GAAP Financial Measures

($ Millions)

Debt to Equity Reconciliation

	1999	% to Equity	2000	% to Equity	2001	% to Equity	2002	% to Equity	2003 Proj.	% to Equity	2004 Plan	% to Equity
On-Balance Sheet Debt	$ 2,393.4	199%	$ 2,017.0	161%	$ 1,708.7	139%	$ 1,551.5	140%	$ 1,642.1	130%	$ 1,699.9	124%
Receivables Sold	-		345.0		110.0		-		-		-	
PV of minimum lease payments and guaranteed residual values under operating leases for equipment	866.3		879.4		624.5		370.4		130.0		82.0	
PV of contingent rentals under securitizations	269.5		208.9		441.4		311.0		-		-	
Total Obligations [(1)]	$ 3,529.2	293%	$ 3,450.3	275%	$ 2,884.6	234%	$ 2,232.9	201%	$ 1,772.1	140%	$ 1,781.9	130%

(1) The Company uses total obligations, a non-GAAP financial measure, which includes certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes this non-GAAP financial measure is useful to investors as it is a more complete measure of the Company's existing financial obligations and helps investors better assess the Company's overall leverage position.

Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.

Ryder®